EXHIBIT 23


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                        [S.R. Snodgrass, A.C. Letterhead]





                         CONSENT OF INDEPENDENT AUDITORS




         We consent to the incorporation by reference in this Registration Statement of Carnegie Financial Corporation on Form S-8 of our report dated February 22, 2001 appearing in the Annual Report on Form 10-KSB of Carnegie Financial Corporation for the year ended December 31, 2000.



                                                   /s/S.R. Snodgrass, A.C.
                                                   -----------------------------
                                                   S.R. Snodgrass, A.C.


Wexford, Pennsylvania
March 28, 2001